UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 20, 2011
Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On April 21, 2011, Supertel Hospitality, Inc. will issue its 2010 Annual Report to Shareholders which will include a Chairman and Chief Executive Officer letter that covers, among other things, certain matters related to strategic planning and other matters.  This letter is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.
99.1	Annual Report Letter dated April 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: April 20, 2011	By: /s/ Corrine L. Scarpello
Name: Corrine L. Scarpello
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Annual Report Letter dated April 21, 2011.